Genie Energy Ltd

(NYSE: GNE)

Investor Presentation

May 2022

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition; and
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

The Foundation

Largest shareholder group has a consistent track record of building businesses & creating significant value for shareholders

Company	Market Value @9/14/09	Most Recent Market Value*
Genie Energy (NYSE: GNE)	**10/28/11 (Spin-off)**	**$170M**
IDT Corp (NYSE: IDT)	$53M	$703M
IDW Media (NYSE American: IDW)	9/14/09 (Spin-off)	$18M
Straight Path Communications (NYSE: STRP)	7/31/13 (Spin-off)	$2,164M (sold to VZ 2/18)
Rafael Holdings (NYSE: RFL)	3/26/18 (Spin-off)	$42M
Zedge (NYSE American: ZDGE)	6/1/16 (Spin-off)	$77M
Total	**$53M**	**$3,174M**

* Based on Yahoo market value as of 4/29/22

Genie Energy Highlights

HQ	Newark, NJ
Key Management:	
CEO	Michael Stein
CFO	Avi Goldin
Chairman	Howard Jonas
Lead Independent Dir.	Wesley Perry
Employees	~150
Tickers (NYSE)	GNE, GNEPRA

Trailing Twelve Months (TTM)
Pro forma *

$354M
Revenue

38.9%
GM

$68M
Adj. EBITDA

~4.8%
Dividend Yield
(5/9/22)

* Pro forma excl. impact of Japan, & GOGAS operations as of 3/31/21. Please see reconciliations in Appendix

Genie Energy Operating Structure

Genie is a leading retail energy provider (REP) to select deregulated markets within the US & Europe & provides solar solutions in the US

Genie Energy Ltd.
NYSE:
GNE, GNEPRA

- Genie Retail Energy (GRE)
- Genie Retail Energy International (GREI)
- Genie Renewables

Investment Thesis

Proven cash generation from GRE through diverse commodity & economic market environments

Core GRE/GREI **profit growth** + emerging growth **optionality** in renewables

Portfolio & customer management drives **enhanced FCF** for growth investments & **shareholder value creation** strategies

Strong, **debt-free** balance sheet provides strategic flexibility

Genie's Growth Strategy

Expand current retail operations to spur **organic growth**

Identify **new markets** for expansion

Introduce **new products** into
existing, successful marketing channels

Develop vertically integrated
solar & renewables solutions businesses

GENIE RETAIL ENERGY
(GRE)

GRE: US Market Opportunity & Dynamics

Competition
Incumbent utility & other REPs

Role of Utilities
Distribution & Billing (most markets)

28

Deregulated markets
(State by state regulatory structure)



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
DC
Genie Retail Energy Markets Served
Deregulated Markets Opportunity

17

States served + D.C

GRE Value Creation

Customer Acquisition Model

Multiple sales channels to residential & small commercial

Diverse portfolio of products highlighted by green energy (carbon offsets), variable & fixed rate plans

Deep data analysis to identify market opportunities & optimize offerings

+

Risk Management

Hedging strategies reduce commodity volatility risk

In purchase of receivable markets - utilities assume bad debt risk

Geographic diversity reduces weather/regulatory risks

+

Customer Retention

Superior customer service

Customer rewards program

=

Attractive Financial Returns

Attractive margin & cash flow cycle

Targeted payback period tailored to product & customer type

Genie
Energy

GENIE RENEWABLES

Genie Renewables at a Glance

100 kW – 3 mW
Commercial Solar
Target Project Size

5 mW+
Community Solar

Customers make decisions based on relationships & price

Best in class companies fund their own projects

Government subsidies helping

2-4 strong regional market players + some small local players

More competition in community solar space

Today's Offering:

C&I & community solar project development

Proprietary solar panels (made in US/overseas)

Commercial energy advisory

Community solar subscriber acquisition

Genie Renewables – US Market Dynamics

>43%
Solar as a % of new grid capacity (2020)

>600K
TAM for Solar on commercial facilities

145gW
Potential Solar Capacity

1%
Penetration for Solar on commercial facilities

Commercial customers increasingly financing conversion costs

Chinese supply constraints present opportunities

Increasing government incentives for community solar

Favorable Regulatory Environment

- Federal ITC (investment tax credit) proposals could open additional opportunities
- Increase ITC from 26% to 30%
- Potential transition from tax credit to cash back (eliminates need for tax liability)
- Still needed for depreciation
- Community solar guarantees customers L-T savings over utility

Genie Renewables – Growth Strategy

Expansion to adjacent markets

Increasing sales force & growing distribution relationships

Own & operate community solar projects

Leverage vertical integration to develop community solar projects

Improve solar development project close rate

Provide financing options incl. L-T cash flow financing

Strong balance sheet & access to capital markets provides lower cost of capital vs competition

LUMOENERGI

LUMOENERGIA

GENIE RETAIL ENERGY INTERNATIONAL (GREI)

GREI's Businesses

Finland

LUMOENERGIA

Sweden

LUMOENERGI

GREI's Market Opportunity

~22M

TAM

Current Markets

 # Residential Homes

2.7M

4.7M

Potential Adjacencies for Future Growth (without new infrastructure)

 # Residential Homes

2.5M

7.0M

0.5M

1.5M

2.5M

GREI at a Glance

Market Dynamics

~70
Active Suppliers

>50%*
Est. share of Top 3

100%
Monthly Payment Plans

Low Barriers to Entry
Light to medium market regulation
Consolidation underway

Core Products

Finland: Variable, Fixed, Bundle, & Premium Electricity

Sweden: Variable, Fixed Electricity

Upsell Opportunities
Green/Eco energy
Energy Solutions (Solar Solutions) Bundles (e.g. fresh ground coffee; HBO subscription)

*Internal Estimate

GREI Growth Strategy

Invest for profitable meter growth in existing markets

Organic & acquired meter acquisition strategies

Improve profitability by market as businesses mature

Reduce churn - customer service investment in technology/human capital

Economies of scale - create operating leverage & 3rd party margin leverage

Exploit adjacencies – geographic, customer and product

5 potential new countries identified that would not require significant new infrastructure

Existing markets (e.g. business customers, gas shipping services, etc.)

Products - deep green products, digital solutions (e.g. asset finance, energy optimization, L-T customer contracts, etc.)

FINANCIAL SUMMARY

Genie Energy Pro forma Consolidated Financials*



$m
$400
$350
$300
$250
$200
$150
$100
$50
$0
Revenue
Adj. EBITDA
Gross Margin
45%
40%
35%
30%
25%
2019
2020
2021
TTM

* Pro forma excluding the impact of Texas Winter Storm Uri, UK, Japan & GoGas operations a/o 12/31/21. Please see reconciliations in Appendix

GRE Pro forma Financial Highlights*


$m
$350
$300
$250
$200
$150
$100
$50
$0
Revenue
Adj. EBITDA
Gross Margin
45%
40%
35%
30%
25%
2019
2020
2021
TTM

* Pro forma excluding the impact of Texas Winter Storm Uri on operations a/o 12/31/21. Please see reconciliations in Appendix

Genie Renewables Financial Highlights*

2020
Large, low margin order skewed revenue and gross margin

2021
Refocused the business to focus on margin improvements

2022
Moving up the solar value chain;
Growing sales force;
Using balance sheet to compete for deals.



$m
$35
$25
$15
$5
-$5
Revenue
Adj. EBITDA
Gross Margin
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2019
2020
2021
TTM

* Please see reconciliations in Appendix

GREI Pro forma Financial Highlights*



Revenue
Adj. EBITDA
Gross Margin
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
-$5
40%
35%
30%
25%
20%
15%
10%
5%
0%
2019
2020
2021
TTM

* Pro forma excl. impact of UK & Japan operations as of 9/30/21. Please see reconciliations in Appendix

Genie Energy

Genie Energy Summary

Proven cash generation from GRE through diverse commodity & economic market environments

Core GRE/GREI profit growth + emerging growth **optionality** in renewables

Portfolio management drives **enhanced** FCF for growth investment & **shareholder value** creation strategies

Strong, **debt-free** balance sheet provides strategic flexibility

THANK YOU!

Michael Stein

Chief Executive Officer

Avi Goldin

Chief Financial Officer

IR Contact:

Brian Siegel

Managing Director, Hayden IR

(346) 396-8696

brian@haydenir.com

*Pro forma Financials

Genie Consolidated				
$ (000's)	2019	2020	2021	TTM
Revenue				
GRE	$286,610	$304,450	$311,830	$305,050
Lumo	$15,190	$18,500	$40,460	$41,890
Other	$12,090	$25,210	$7,510	$7,060
Total Revenue	$313,890	$348,160	$359,800	$354,000
COGS				
GRE	$205,990	$216,140	$210,950	$182,550
Lumo	$14,620	$14,930	$27,230	$29,050
Other	$10,140	$23,000	$4,730	$4,870
Total COGS	$230,750	$254,070	$242,910	$216,470
Gross Profit	$83,140	$94,100	$116,890	$137,530
Gross Margin	*26.5%*	*27.0%*	*32.5%*	*38.9%*
SG&A	$65,330	$61,820	$66,530	$70,500
Pro-Forma EBITDA	$20,310	$32,880	$51,280	$68,160

* Pro forma excluding the impact of Texas Winter Storm Uri, GoGas, UK & Japan operations. Please see reconciliations in Appendix

*Pro-forma Financials

Genie Retail Energy				
$ (000's)	2019	2020	2021	TTM
Revenue				
Electricity	$246,690	$270,890	$273,020	$259,010
Gas	$39,930	$33,560	$38,810	$46,040
Total Revenue	$286,610	$304,450	$311,830	$305,050
COGS				
Electricity	$180,160	$197,040	$188,480	$157,210
Gas	$25,820	$19,100	$22,470	$25,330
Total COGS	$205,990	$216,140	$210,950	$182,550
Gross Profit	$80,620	$88,310	$100,880	$122,500
Gross Margin	28.1%	29.0%	32.4%	40.2%
SG&A	$52,870	$49,210	$54,530	$57,150
Pro-Forma EBITDA	$28,340	$37,440	$46,000	$65,030

* Pro-forma excluding the impact of Texas Winter Storm Uri a/o 12/31/21. Please see reconciliations in Appendix

*Pro-forma Financials

Lumo Energy				
$ (000's)	2019	2020	2021	TTM
Revenue				
Finland	$15,190	$17,800	$36,770	$37,690
Sweden	---	$700	$3,680	$4,200
Total Revenue	$15,190	$18,500	$40,460	$41,890
COGS				
Finland	$14,620	$14,280	$26,550	$28,290
Sweden	---	$650	$680	$760
Total COGS	$14,620	$14,930	$27,230	$29,050
Gross Profit	$570	$3,570	$13,220	$12,840
Gross Margin	3.8%	19.3%	32.7%	30.7%
SG&A	$2,070	$2,600	$3,220	$3,140
Pro-Forma EBITDA	($1,480)	$810	$9,960	$9,660

* Please see reconciliations in Appendix

Reconciliation Tables

Slide 4 - Genie Energy Highlights

	TTM
Pro-forma consolidated revenue	$354,760
Pro-forma consolidated gross profit	$137,750
Pro forma consolidated gross profit margin	38.8%
Consolidated Adjusted EBITDA (as reported)	$67,810
Less	
Adjusted EBITDA of Genie Japan + Orbit Energy (UK)	($240)
Adjusted EBITDA of GOGAS	($120)
Pro forma consolidated Adjusted EBITDA	$68,160

Reconciliation Tables

Slides 11,28 - GRE Financial Highlights

	2019	2020	2021	TTM
GRE revenue (as reported)	$286,610	$304,450	$311,830	$305,050
GRE gross profit (as reported)	$80,620	$88,310	$90,880	$122,500
Less				
Gross profit (loss) from Winter Storm Uri	---	---	($10,000)	---
Pro-forma GRE gross profit	$80,620	$88,310	$100,880	$122,500
Pro-forma GRE gross profit margin	28.1%	29.0%	32.4%	40.2%
GRE Adjusted EBITDA (as reported)	$28,340	$37,440	$36,000	$65,030
Less				
Impact of polar vortex legal settlement				
Gross (loss) profit from Winter Storm Uri			($10,000)	---
Pro forma GRE Adjusted EBITDA	$28,340	$37,440	$46,000	$65,030

Reconciliation Tables

Slides 24,29 - Lumo Financial Highlights

	2019	2020	2021	TTM
GREI revenue (as reported)	$16,590	$49,650	$44,390	$42,650
Less				
Revenue of Genie Japan and Orbit Energy (UK)	$1,400	$31,150	$3,930	---
Pro forma GREI revenue	$15,190	$18,500	$40,460	$42,650
GREI gross profit (as reported)	$330	$7,160	$11,200	$13,060
Less				
Gross (loss) profit of Genie Japan and Orbit Energy (UK)	($240)	$3,590	($2,020)	---
Pro-forma GREI gross profit	$570	$3,570	$13,220	$13,060
Pro-forma GREI gross profit margin	3.8%	19.3%	32.7%	30.6%
GREI Adjusted EBITDA (as reported)	($10,700)	($6,320)	$5,780	$8,460
Less				
Adjusted EBITDA of Genie Japan and Orbit Energy (UK)	($8,960)	($6,840)	($3,360)	($240)
Non-Lumo SG&A	($260)	($290)	($790)	($960)
Pro forma Lumo Adjusted EBITDA	($1,480)	$810	$9,930	$9,660

Reconciliation Tables

Slides 21,27 - Genie Energy Financials - Consolidated

	2019	2020	2021	TTM
Consolidated revenue (as reported)	$315,290	$379,310	$363,730	$354,760
Less				
Revenue of Genie Japan + Orbit Energy (UK)	$1,400	$31,150	$3,930	---
Revenue of GOGAS	---	---	---	---
Pro forma consolidated revenue	$313,890	$348,160	$359,800	$354,760
Consolidated gross profit (as reported)	$82,900	$97,680	$104,860	$137,750
Less				
Gross profit (loss) of Genie Japan + Orbit Energy (UK)	($240)	$3,590	($2,020)	---
Gross (loss) profit from Winter Storm Uri	---	---	($10,000)	---
Gross profit of GOGAS	---	---	---	---
Pro-forma consolidated gross profit	$83,140	$94,100	$116,890	$137,750
Pro forma consolidated gross profit margin	*26.5%*	*27.0%*	*32.5%*	*38.8%*
Consolidated Adjusted EBITDA (as reported)	$10,090	$23,970	$37,740	$67,810
Less				
Adjusted EBITDA of Genie Japan + Orbit Energy (UK)	($8,960)	($6,840)	($3,360)	($240)
Gross (loss) profit from Winter Storm Uri	---	---	($10,000)	---
Impact of polar vortex legal settlement (SG&A)	---	---	---	---
Adjusted EBITDA of GOGAS	($1,260)	($2,120)	($160)	($120)
Pro forma consolidated Adjusted EBITDA	$20,310	$32,930	$51,260	$68,160